Exhibit 10.7
EXECUTION COPY
AMENDMENT #4 TO AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT
     THIS AMENDMENT #4 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into by the undersigned parties as of October 29, 2010 with respect to the Amended and Restated Credit and Security Agreement dated as of November 7, 2007 by and among Boston Scientific Funding LLC, a Delaware limited liability company (“Borrower”), Boston Scientific Corporation (“BSC”), a Delaware corporation, as initial Servicer, Old Line Funding, LLC, a Delaware limited liability company (“Old Line”), Victory Receivables Corporation, a Delaware corporation (“Victory”), Liberty Street Funding LLC, a Delaware limited liability company (“Liberty Street”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, individually as a Liquidity Bank for Victory and as Victory Agent, The Bank of Nova Scotia, individually and as a Liquidity Bank for Liberty Street and as Liberty Street Agent (in such capacity, “Liberty Street Agent”), and Royal Bank of Canada, a Canadian chartered bank acting through a New York branch, in its capacity as Liquidity Bank for Old Line, as Old Line Agent and as Administrative Agent, as heretofore amended (the “Credit and Security Agreement”); and
     Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Credit and Security Agreement.
RECITALS
     WHEREAS, the Borrower, the initial Servicer, Victory, Old Line, Liberty Street, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent, The Bank of Nova Scotia, individually as a Liquidity Bank and as Liberty Street Agent, and Royal Bank of Canada, individually, as a Liquidity Bank, as Old Line Agent and as Administrative Agent entered into the Credit and Security Agreement; and
     WHEREAS, the Borrower has requested that the Credit and Security Agreement be amended as hereinafter set forth; and
     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
     1. Amendments to Credit and Security Agreement.
          (a) Clause (ii) of Section 9.1(h) of the Credit and Security Agreement is hereby amended to read as follows:
(ii) the three-month rolling average Dilution Ratio shall exceed 7.25% for any other three-month period,
          (b) The definition of “Transaction Documents” in Exhibit I to the Credit and Security Agreement is hereby amended to include an expanded description of the agreements pursuant to which Acquired Receivables are purchased or acquired and now reads as follows:

“Transaction Documents” means, collectively, this Agreement (including any Assignment and Acceptance Agreements), each Borrowing Request, the Receivables Sale Agreement, each Joinder Agreement, each Collection Account Agreement, the Amended Fee Letters, each of the Subordinated Notes (as defined in the Receivables Sale Agreement), the Liquidity Agreements, each asset purchase or other agreement pursuant to which Acquired Receivables are purchased or acquired by a Seller (as defined in the Receivables Sale Agreement), and all other instruments, documents and agreements executed and delivered in connection herewith.
          (c) Exhibit XII to the Credit and Security Agreement referred to in the definition of “Acquired Receivables” is hereby amended to include Receivables generated by Guidant Sales LLC (formerly Guidant Sales Corporation), a Subsidiary of BSX and now reads as attached hereto.
     2. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agents shall have received:
          (a) counterparts hereof duly executed by each of the parties hereto,
          (b) (x) copies of the proper financing statements (Form UCC-1) to be filed in (i) the office of the Secretary of State of the State of Indiana naming Guidant Delaware Holding Corporation (“Guidant Holding”) as assignee/secured party and Guidant Sales LLC (“Guidant Sales”) as assignor/debtor (and Cardiac Pacemakers, Inc. (“CPI”), as assignor/secured party), (ii) the office of the Secretary of State of the State of Minnesota naming BSX as assignee/secured party and CPI as assignor/debtor (and Guidant Holding, as assignor/secured party), and (iii) the office of the Secretary of State of the State of Delaware naming BSX as assignee/secured party and Guidant Holding as assignor/debtor, in each case, describing in reasonable detail the Acquired Receivables acquired by BSX pursuant to the Assignment and Assumption Agreement effective as of July 31, 2010 (together with the Assignment and Assumption Agreement effective as of July 31, 2010 between Guidant Sales and CPI and the Assignment and Assumption Agreement effective as of July 31, 2010 between CPI and Guidant Holding, the “Guidant Assignment Agreement”), between BSX and Guidant Holding and (y) a copy of a proper financing statement (Form UCC-3) to be filed in the office of the Secretary of State of the State of Indiana naming BSX as assignee/secured party and Guidant Holding as assignor/secured party assigning to BSX as a mater of record the UCC-1 financing statement described in preceding clause (x)(i);
          (c) written search reports listing all effective UCC financing statements that name Guidant Sales, CPI and Guidant Holding as debtor, seller or assignor and that are filed in the States of Indiana, Minnesota and Delaware, respectively, together with copies of such financing statements (none of which, except for those that have been terminated or described in the foregoing subsection (b), shall cover any Receivable or any Related Asset related to any Receivable which is to be sold or contributed by BSX to the Borrower under the Receivables Sale Agreement); and
          (d) evidence of the execution and delivery by each of the parties thereto of the Guidant Assignment Agreement.

     3. Representations and Warranties. In order to induce the Conduits, the Liquidity Banks, the Agents and the Administrative Agent to execute, deliver and perform this Amendment, the Loan Parties hereby represent and warrant that (i)(1) each party thereto has the corporate power and authority, and has been duly authorized, to execute the Guidant Assignment Agreement and to carry out the transactions contemplated thereby and (2) the Guidant Assignment Agreement is a legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, subject to appropriate bankruptcy and public policy exceptions, (ii) Guidant Sales has instructed (i) the Obligors of the Acquired Receivables acquired by BSX under the Guidant Assignment Agreement to pay all future Collections to a Lockbox or Collection Account listed on Exhibit IV to the Credit and Security Agreement and (ii) the bank holding the lockbox or account into which Collections on such Acquired Receivables are paid to automatically transfer any such Collections to a Lockbox or Collection Account listed on Exhibit IV to the Credit and Security Agreement and (iii) after giving effect to this Amendment, each of the representations and warranties set forth in Section 6.1 of the Credit and Security Agreement (other than Sections 6.1(b) and 6.1(g) thereof) and in Section 2.1 of the Receivables Sale Agreement (other than Sections 2.1(b) and 2.1(g) thereof) is true and correct in all material respects on and as of the date hereof (except for representations and warranties stated to refer to a specified earlier date, in which case such representations and warranties are true and correct as of such earlier date); provided that the preceding materiality standard shall not apply to those representations and warranties which themselves contain materiality standards.
     4. Scope of Amendment. Except as expressly amended hereby, the Credit and Security Agreement remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit and Security Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
     5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     6. Counterparts. This Amendment may be executed in any number of counterparts (including by way of facsimile or electronic transmission) and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.
<Signature pages follow>

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

BOSTON SCIENTIFIC FUNDING LLC
By:
	Name:	Milan Kofol
	Title:	Treasurer

BOSTON SCIENTIFIC CORPORATION, as Servicer and Seller
By:
	Name:	Milan Kofol
	Title:	Vice President, Treasurer
[Signature page to Amendment No. 4 to Amended and Restated Credit and Security Agreement]

OLD LINE FUNDING, LLC BY: ROYAL BANK OF CANADA, ITS ATTORNEY-IN-FACT
By:
Name:
Title:
ROYAL BANK OF CANADA, individually as a Liquidity Bank, as Old Line Agent and as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:
[Signature page to Amendment No. 4 to Amended and Restated Credit and Security Agreement]

VICTORY RECEIVABLES CORPORATION
By:
Name:
Title:
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank
By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Victory Agent
By:
Name:
Title:
[Signature page to Amendment No. 4 to Amended and Restated Credit and Security Agreement]

LIBERTY STREET FUNDING LLC
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Liquidity Bank
By:
Name:
Title:
THE BANK OF NOVA SCOTIA, as Liberty Street Agent
By:
Name:
Title:
[Signature page to Amendment No. 4 to Amended and Restated Credit and Security Agreement]

EXHIBIT XII
SUBSIDIARIES/SELLERS OF ACQUIRED RECEIVABLES
Boston Scientific Neuromodulation Corporation
Guidant Sales LLC (formerly Guidant Sales Corporation)